Potlatch Corporation Eric J. Cremers President & Chief Operating Officer Jerald W. Richards Vice President & Chief Financial Officer November 2013

Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 as amended, including without limitation, statements about future company performance, the company’s business model, strength of the company’s balance sheet and credit metrics, dividend levels and yields, direction of markets and the economy, forecast of U.S. housing starts, regional softwood nominal price trends, long term trend of higher sawlog prices, Southern sawlog prices, Pacific Northwest sawlog prices, pulpwood prices, forecasted 2013 timber harvest, flexibility to monetize sawlog or pulpwood harvests, ability to increase or decrease harvest volume to meet market conditions, additional deferrals to preserve shareholder value, northern region sawlog pricing, southern sawlog pricing, forecast of inventory of available live and dead lodgepole pine in British Columbia, forecast North American lumber exports to China, forecasted percentage of demand on North American mills of lumber exports to China, estimated wood use by announced biomass facilities in the U.S., increase of lumber and panel prices with the housing recovery, management of timberlands to optimize values, management of output by our Wood Products facilities, real estate value opportunities, real estate business potential and land development potential, the company’s capital structure, weighted average cost of debt, real estate business potential and land development potential, forecast Canadian lumber production, global wood pellet consumption outlook, new and existing home inventory and months supply, U.S. lumber consumption and similar matters. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmental timber sales; changes in the United States and international economies; changes in the level of domestic construction activity; changes in international tariffs, quotas and trade agreements involving wood products; changes in domestic and international demand for wood products; changes in production and production capacity in the forest products industry; competitive pricing pressures for the company’s products; unanticipated manufacturing disruptions; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; changes in fuel and energy costs; changes in raw material and other costs; the ability to satisfy complex rules in order to remain qualified as a REIT; changes in tax laws that could reduce the benefits associated with REIT status; and other risks and uncertainties described from time to time in the company’s public filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements. 2 Forward-Looking Statements

Company Overview 3  Converted to tax efficient REIT in 2006  Single level of taxation  Lower cost of capital  Fourth largest U.S. Timber REIT  ~1.4 million acres of owned timberland  High margin, low risk real estate business  Five wood products manufacturing facilities  Enterprise value of $2.0 billion  Market cap(1) of ~$1.7 billion  Net debt(2) of ~$0.3 billion  Strong balance sheet with solid credit metrics  Attractive dividend at $1.24 per share, yielding 3.0%(1) LSD PPD CPD Potlatch Corporation (REIT) Resource (Timberlands) Taxable REIT Subsidiaries North South Real Estate Wood Products (1) Based on November 4, 2013 closing stock price of $40.90 per share. (2) We define net debt as the total of short-term and long-term debt less cash and short-term investments, see reconciliation on page 29.

Potlatch Business Overview 4 Idaho: 806,000 acres Arkansas: 406,000 acres Minnesota: 198,000 acres Total: 1,410,000 acres Timberlands(1) Potlatch owns approximately 1.4 million acres of FSC-certified timberland in Arkansas, Idaho and Minnesota and five wood products manufacturing facilities. (1) As of September 30, 2013, excludes 1,000 acres in Wisconsin.

Potlatch Business Overview 5 Wood Products Manufacturing Facilities Potlatch produces about 650 million board feet of lumber and 160 million square feet of plywood at five manufacturing facilities.

Potlatch Financial Overview ($ in millions) 6 $607 $575 $516 $585 $549 $575 $631 $102 $107 $131 $151 $110 $114 $144 $0 $200 $400 $600 $800 2007 2008 2009 2010 2011 2012 2013 LTM Revenue EBITDDA 2012 Segment Revenues(1) 2012 Segment EBITDDA(2) Segment EBITDDA Margin(3) Resource $208 $66 31.7% Real Estate $38 $34 89.5% Wood Products $329 $52 15.8% * As of September 30, 2013. (1) Segment revenues and historical consolidated revenues presented prior to intersegment eliminations. (2) See page 36 of this presentation for definitions of EBITDDA and segment EBITDDA and page 28 for reconciliations to most comparable GAAP measures. (3) Segment EBITDDA Margin is defined as Segment EBITDDA divided by Segment Revenues. Historical Consolidated Revenue and EBITDDA(1)(2) *

Total Housing Starts (in thousands) 7 0 500 1,000 1,500 2,000 2,500 71 73 75 77 79 81 83 85 87 89 91 93 95 97 99 01 03 05 07 09 11 13F Year Average Starts Since 1971: 1.5 million Housing starts are presently far below the long-term average. (1) Source: U.S. Census Bureau. (2) Forecast based on average of 8 different economic forecasting firms. Forecast(2) Actual(1) 14F

Regional Softwood Nominal Price Trends  The price of sawlogs, in conjunction with harvest volume, drives our revenue stream  Long-term trend line is for higher sawlog prices  Recent weakness in Southern sawlog prices driven by depressed housing starts  Recent strength in Pacific Northwest sawlog prices driven by Chinese demand  Pulpwood prices relatively flat over time, but pellet plant additions should ultimately put upward pressure on prices 8 Source: Timber Mart-South, Oregon Department of Forestry, and Potlatch estimates. $0 $20 $40 $60 $80 $100 $120 1977 1980 1983 1986 1989 1992 1995 1998 2001 2004 2007 2010 2013 $/Ton Sawlog South - Stumpage PNW WS DF - Delivered Pulpwood South - Stumpage

0.0 1.0 2.0 3.0 4.0 5.0 2006 2007 2008 2009 2010 2011 2012 2013F Sawlogs Pulpwood Potlatch Has An Attractive Timber Inventory & Harvest Profile 9  Potlatch’s focus has been on its timber resource base since conversion to a REIT in 2006  Active management and timberland diversification to maximize value of the resource base  Geographic diversity  Species diversity  End-use market diversity  Attractive distribution of timber across age- classes  Flexibility to monetize sawlog or pulpwood harvests  We have the flexibility to increase or decrease harvest volume to meet market conditions  Southern log prices remain weak and additional harvest deferrals may preserve value for our shareholders Potlatch Fee Harvest Log Volume 3.3 3.9 4.4 3.8 3.7 Tons in millions 4.2 4.1 3.6

Attractive Inventory & Harvest Profile 10 2.2 2.8 3.0 2.4 3.0 2.9 2.5 2.7 $72 $80 $70 $53 $60 $63 $67 $73 $0 $10 $20 $30 $40 $50 $60 $70 $80 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 2006 2007 2008 2009 2010 2011 2012 2013F Sawlog Prices ($/ton) Fee Harvest Sawlog Volume (tons in millions)  Potlatch’s Resource cash flows are highly dependent on its sawlog harvest volume and pricing  Northern region sawlog prices have been improving, influenced by Chinese demand in the Pacific Northwest  However, sawlog prices remain depressed in the South  We have the flexibility to increase our harvest when market conditions improve Potlatch Sawlog Harvest

Inventory of Available Live and Dead Lodgepole Pine in BC By Years since Attack, 1999-2020 Million m3 Source: FEA September 2013 Presentation Forecast BC’s timber inventory continues to decay. 11

0% 2% 4% 6% 8% 10% 12% 0 1 2 3 4 5 6 7 2006 2007 2008 2009 2010 2011 2012 2013 F 2014 F Softwood Lumber Exports to China (% of Total Demand on North America Mills) NA Lumber Exports to China % of Demand on NA Mills North America Lumber Exports to China (Billion Board Feet) Lumber Exports to China as % of North American Demand North American Exports of Lumber to China 12 Source: RISI North American Demand & FEA (Export to China). Forecast Actual

Estimated Wood (Biomass)Use by Announced Facilities in the U.S. (Million Green Tons) 13 Source: Forisk Consulting Electricity CHP Pellet - 10 20 30 40 50 60 70 80 90 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

Historic Lumber & Panel Prices 14 Source: Random Lengths – October 2013. Both lumber and panel prices have been increasing along with the housing recovery. $150 $200 $250 $300 $350 $400 $450 $500 $550 Jan-06 Sep-06 May-07 Jan-08 Sep-08 May-09 Jan-10 Sep-10 May-11 Jan-12 Sep-12 May-13 RL Panel Composite $/MSF RL Lumber Composite $/MBF

U.S. Lumber Consumption: Rebounding 15 Source: Wood Markets

Real Price (2012 dollars) W. SPF 2x4 (US$) 16

Wood Products Segment 17 $41 $13 $14 ($4) ($11) $15 $15 $52 $70 -$20 $0 $20 $40 $60 $80 2005 2006 2007 2008 2009 2010 2011 2012 2013 LTM  Five manufacturing facilities, lumber and plywood  Sell to wholesalers for use in homebuilding and construction  Potlatch operates four sawmills in Idaho, Arkansas, Minnesota and Michigan as well as one industrial-grade plywood mill in Idaho  Maximizing production gives attractive operating environment  Weak US$ versus CAD$ is beneficial to this segment Wood Products Segment EBITDDA(1) $ in millions * As of September 30, 2013. (1) See page 36 of this presentation for the definition of segment EBITDDA and page 28 for reconciliation to most comparable GAAP measures. (2) Wood Products EBITDDA excludes $31 million for Canadian lumber settlement. (3) Wood Products EBITDDA includes asset impairment charge of $3 million. (2) (3) *

Real Estate Overview

- **Frequently assess acreage to maximize value through sale of non-core timberland real estate**
- **More than 3,000 miles of desirable water frontage**
- **More than 9 million people live within three states of ownership**

Land Portfolio


Core Timberland
~1.2 million acres
Non-Strategic Timberland
~15,000 acres
Rural Real Estate
~95,000 acres
HBU/Development
~125,000 acres

Idaho: 806,000 acres


Coeur d'Alene
McCall
Boise
ID
Sun Valley

Arkansas: 406,000 acres


AR
Little Rock
Hot Springs

Minnesota: 198,000 acres


Brainerd
MN
Minneapolis
St. Paul

■ Potlatch Timberlands[(1)]

(1) As of September 30, 2013, excludes 1,000 acres in Wisconsin.

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Real Estate Values Are Unique to Each Category 19 CONSERVATION EASEMENT NON-STRATEGIC TIMBERLAND RURAL REAL ESTATE HIGHER-BETTER-USE DEVELOPMENT $400 to $1,000 per acre $500 to $1,500 per acre $1,000 to $1,500 per acre $2,000 to $7,000 per acre 120,000 Opportunity dependent 10,000 to 20,000 acres 80,000 to 90,000 acres 110,000 to 120,000 acres Characteristics: - Habitat related - Appropriate payment for opportunity sold - Selective core lands Characteristics: - Fringe of ownership - Location disadvantage - Higher operation cost - Capital allocation focus Characteristics: - Fringe of ownership - Opportunity varies by geographic market - Recreation character and amenities - Adjacent ownership influence Characteristics: - Property attribute focus - Investor interest - Explore proper land use and entitlements - Emerging development focus LOWER VALUE OPPORTUNITIES HIGHER VALUE OPPORTUNITIES

Significant Real Estate Portfolio Realization of Non-Core Timberland Asset Values 20 * As of September 30, 2013. (1) Segment Revenue in 2008 excludes sale of building. (2) Excludes the sale of the Boardman, Oregon tree farm of 17,000 acres. 16.3 46.1 70.1 32.2 3.0 2.4 16.2 20.5 12.5 9.2 12.4 14.3 15.7 7.9 9.3 5.6 5.9 5.4 21.0 20.3 1.2 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2007 2008 2009 2010 2011 2012 2013 LTM Segment Revenue Conservation Easement HBU/Development Rural Real Estate Non-Strategic Timberland $3 79 $1 ,52 7 $7 45 $1 ,34 5 $7 11 $7 48$ 1,2 29 $1 ,43 4 $1 ,10 8 $1 ,18 2 $1 ,25 9 $1 ,21 8 $1 ,31 8 $2 ,63 9 $2 ,59 8 $2 ,32 9 $2 ,00 7 $2 ,05 4 $2 ,96 9 $3 ,12 1 $1 ,2 48 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2007 2008 2009 2010 2011 2012 2013 LTM $/Acre Price Per Acre 0 20,000 40,000 60,000 80,000 100,000 120,000 2007 2008 2009 2010 2011 2012 2013 LTM Acres Acres Sold (1) $24.1 $46.1 $65.4 16,175 60,669 44,786 $ in millions $85.2 104,737 (2) $50.0 36,458 $38.3 22,944 $38.4 21,600 * * *

Potlatch Timberland Holdings Changes 21 1,000 1,100 1,200 1,300 1,400 1,500 1,600 1,700 1,800 2005 2006 2007 2008 2009 1,471 (3) 1,468 218 1,653 36 (61) 1,628 (45) 1,583 (105) 1,478 Acres (000’s) PCH Owned Acreage at End of Period PCH Acquired Acreage During the Year PCH Sold Acreage During the Year 2010 (33) (1) * As of September 30, 2013. (1) Includes the sale of the Boardman, Oregon tree farm of 17,000 acres. (2) Acreage through September 30, 2013, includes 1,000 acres from Wisconsin. (37) 2011 1,424 2012 (24) 1,441 7 (13) 1,411 2013 (2) *

Balance Sheet Review ASSETS Cash and short-term investments 63$ Other current assets 72 Long-term assets 574 Total assets 709$ LIABILITIES & EQUITY Current liabilities 59$ Long-term debt 320 Other liabilities 162 Total liabilities 541 Equity 168 Total liabilities & equity 709$ September 30, 2013 ($ in millions) 22 Conservative capital structure Key credit statistics  Net debt to enterprise value 13.8% N/A  Interest coverage ratio 6.20x 3.00x  Timberland coverage ratio 5.96x 3.00x  Leverage ratio 2.16x 5.00x Undrawn $250 million revolver 6.6% weighted average cost of debt Rated Baa3 by Moody’s, BB+ by S&P Fixed Debt: $273 million or 85% Floating-Rate Debt: $47 million or 15% Note: We define net debt as the total of short-term and long-term debt less cash and short-term investments, see page 29 for reconciliation. The Minimum Interest Coverage Ratio is our twelve months ended EBITDDA divided by interest expense for the same period. See page 36 of this presentation for the definition of EBITDDA and page 28 for reconciliation to most comparable GAAP measures. Actual 9/30/2013 Covenant Requirements

Conservative Capital Structure: Long-Term Debt Maturity Profile ($ in millions) 23 $0 $0 $23 $5 $11 $14 $150 $6 $0 $3 $0 $66 $0 $42 $0 $50 $100 $150 $200 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026

Strong Cash Flow Generation ($ in millions) $102 $107 $131 $151 $110 $114 $144 $0 $20 $40 $60 $80 $100 $120 $140 $160 2007 2008 2009 2010 2011 2012 2013 LTM 24 Total EBITDDA(1) $97 $95 $105 $83 $77 $66 $84 $0 $40 $80 $120 2007 2008 2009 2010 2011 2012 2013 LTM Resource $21 $41 $60 $79 $46 $34 $34 $0 $40 $80 $120 2007 2008 20 9 2 0 201 2012 2013 LTM Real Estate $14 ($4) ($11) $15 $15 $52 $70 -$40 $0 $40 $80 $1 0 2007 2008 2009 2010 2011 2012 2013 LTM Wood Products Segment EBITDDA(1) * As of September 30, 2013. (1) See page 36 of this presentation for the definition of EBITDDA and Segment EBITDDA and page 28 for a reconciliation to most comparable GAAP measures. (2) Consolidated and Wood Products EBITDDA includes a $3 million asset impairment charge. (2) (2) * * * *

Funds Available for Distribution (FAD) ($ in millions) $85 $92 $111 $105 $64 $53 $77$77 $81 $81 $82 $74 $50 $50 $0 $20 $40 $60 $80 $100 $120 2007 2008 2009 2010 2011 2012 2013 LTM FAD Dividend Distribution 25 (1) As of September 30, 2013. Note: See page 36 of this presentation for the definition of FAD and see page 29 for a reconciliation to most comparable GAAP measures. Excludes dividend distribution of Clearwater Paper stock in 2008. (1)

Conclusion  Potlatch maintains a very attractive asset base of ~1.4 million acres of timberland  Our Resource segment has the potential to generate more cash flow  We have deferred harvest volumes to preserve and enhance NAV  We have the ability to expand high margin sawlog harvest levels  Wood Products business is generating solid cash flow  Industry supply appears to be struggling to keep up with increased demand  Real Estate segment has low risk, high margin attributes  Attractive dividend  Strong balance sheet with attractive debt cost and maturity profile  Long-term industry trends are very favorable  Housing starts on solid recovery path  Exports to China from North America should remain robust  Pine beetle in B.C. and lower AAC in eastern provinces will lower supply from Canada  Biomass continues to hold promise 26

Appendix

EBITDDA and Segment EBITDDA Reconciliation ($ in millions) 28 2007 2008 2009(1) 2010 2011 2012 2013 LTM Consolidated Net income 74$ 73$ 81$ 40$ 40$ 43$ 71$ Adjustments: Income tax (benefit) provision (17) (25) (16) 5 4 17 19 Add: Net cash interest expense 15 20 20 26 25 23 22 Depreciation, depletion, and amortization 26 30 35 31 29 26 27 Basis of real estate sold 4 9 11 49 14 5 5 Non-cash asset impairment and eliminations - - - - (2) - - Consolidated EBITDDA 102$ 107$ 131$ 151$ 110$ 114$ 144$ Resource Operating income 82$ 76$ 82$ 62$ 60$ 50$ 66$ Depreciation, depletion, and amortization 15 19 23 21 17 16 18 Resource Segment EBITDDA 97$ 95$ 105$ 83$ 77$ 66$ 84$ Real Estate Operating income 17$ 32$ 49$ 30$ 31$ 28$ 27$ Basis of real estate sold 4 9 11 49 14 6 6 Depreciation - - - - 1 - - Real Estate Segment EBITDDA 21$ 41$ 60$ 79$ 46$ 34$ 33$ Wood Products Operating income (loss) 4$ (14)$ (21)$ 7$ 7$ 45$ 64$ Depreciation 10 10 10 8 8 7 6 Wood Products Segment EBITDDA 14$ (4)$ (11)$ 15$ 15$ 52$ 70$ Fiscal Year (1) Consolidated and Wood Products EBITDDA includes a $3 million asset impairment charge.

Potlatch Net Debt & FAD Reconciliations

($ in millions)

Net Debt

($ in millions)	At December 31 2008	2009	2010	2011	2012	At Sept 30 2013
Long-term debt	$ 221	$ 368	$ 363	$ 345	$ 349	$ 320
Current installments on long-term debt	101	-	5	22	8	-
Current notes payable	129	-	-	-	-	-
Cash	(1)	(2)	(6)	(8)	(17)	(6)
Short-term investments	(3)	(53)	(85)	(63)	(63)	(57)
Net Debt	$ 447	$ 313	$ 277	$ 296	$ 277	$ 257

FAD Calculation

($ in millions)	Fiscal Year 2008	2009	2010	2011	2012	At Sept 30 2013 LTM
Operating income (loss):						
Resource	$ 76	$ 82	$ 62	$ 60	$ 50	$ 66
Real Estate	32	49	30	31	28	27
Wood Products	(14)	(21)	7	7	45	63
Eliminations and adjustments	(1)	8	2	2	(1)	(1)
	93	118	101	100	122	155
Corporate administration	(25)	(33)	(30)	(30)	(39)	(39)
Net cash interest expense	(20)	(20)	(26)	(26)	(23)	(22)
Environmental remediation charge	-	-	-	-	-	(4)
Income tax benefit (provision)	25	16	(5)	(4)	(17)	(19)
Net income	73	81	40	40	43	71
Depreciation, depletion and amortization	30	35	31	29	26	27
Basis of real estate sold	9	11	49	14	5	5
Capital expenditures	(20)	(16)	(15)	(17)	(21)	(26)
Non-cash asset impairment & eliminations	-	-	-	(2)	-	-
Funds Available for Distribution	$ 92	$ 111	$ 105	$ 64	$ 53	$ 77
Distributions to Common Stockholders [(1)]	$ 81	$ 81	$ 82	$ 74	$ 50	$ 50

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(1) Excludes distribution of Clearwater Paper stock in 2008.

Potlatch Sawlog and Pulpwood

Pricing in the Northern and Southern Regions (Delivered)



SAWLOG
$/ton
North
South
$100
$80
$60
$40
$20
$0
Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3
2007 2008 2009 2010 2011 2012 2013



PULPWOOD
$/ton
North
South
$50
$40
$30
$20
$10
$0
Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3
2007 2008 2009 2010 2011 2012 2013

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North American Lumber Industry Operated at 72% of Capacity in 2012* 31 Source: RBC Capital Markets *This information comes from RBC and Potlatch makes no representation as to its accuracy.

Canadian Lumber Production Outlook 32 Source: Wood Markets 0 4,000 8,000 12,000 16,000 20,000 24,000 28,000 32,000 36,000 90 92 94 96 98 00 02 04 06 08 10 12 14 16 18 (M ill io n B f) Source: COFI; Forecast: WOOD Markets Canada Lumber Production Atlantic Quebec Ontario Prairies BC Interior BC Coast Forecast

Global Wood Pellet Consumption Outlook to 2020 33 Source: Wood Markets, February 2013, Wood Pellet Association of Canada

34 Source: ERA Forest Products Overview, July 2013

New & Existing Home Inventory & Months Supply Thousands of Homes For Sale at month-end Months Supply New Home Inventory & Months Supply Existing Home Inventory & Months of Supply Million Homes Months Supply 2 million was average before the housing boom and bust. Source: APA, Housing Starts, October 17, 2013. 35 2 3 4 5 6 7 8 9 10 11 12 13 100 150 200 250 300 350 400 450 2008 2009 2010 2011 2012 2013 New Home Inventory Months Supply of New Homes 4.0 5.0 6.0 7.0 8.0 9.0 10.0 11.0 12.0 1.5 1.7 1.9 2.1 2.3 2.5 2.7 2.9 3.1 3.3 3.5 3.7 3.9 2008 2009 2010 2011 2012 2013 Existing Home Inventory Months Supply

Definitions of Non-GAAP Measures EBITDDA is a non-GAAP measure that management uses to evaluate the cash generating capacity of the company. EBITDDA, as we define it, is net income (loss) adjusted for net cash interest expense, provision (benefit) for income taxes, depreciation, depletion and amortization, basis of real estate sold and non-cash asset impairment and eliminations. Funds Available for Distribution (FAD), as we define it, is net income (loss) adjusted for depreciation, depletion and amortization, basis of real estate sold, non-cash asset impairment and eliminations and capital expenditures. For purposes of this definition, capital expenditures exclude all expenditures relating to direct or indirect timberland purchases in excess of $5 million. Segment EBITDDA from continuing operations, as we define it, is segment operating income (loss) adjusted for depreciation, depletion, amortization and the basis of real estate sold. 36